Exhibit 99.1

VectoIQ Acquisition Corp. reminds stockholders to vote in favor of business combination with Nikola Corporation

VectoIQ Acquisition Corp. (NASDAQ: VTIQ) ("VectoIQ" or the "Company"), a publicly-traded special purpose acquisition company, reminds stockholders to vote in favor of the approval of the Company’s proposed business combination with Nikola Corporation (“Nikola”), a leader in the design and development of BEV and FCEV class 8 semi-trucks, and the related proposals to be voted upon at the Company’s special meeting in lieu of annual meeting of stockholders scheduled to be held on June 2, 2020, as described in the Company’s proxy statement/prospectus/information statement dated May 8, 2020 (the “Proxy Statement”).

Every stockholder's vote is important, regardless of the number of shares the stockholder holds. Accordingly, VectoIQ requests that each stockholder complete, sign, date and return a proxy card, if it has not already done so, to ensure that the stockholder's shares will be represented at the special meeting. Stockholders which hold shares in "street name," meaning that their shares are held of record by a broker, bank or other nominee, should contact their broker, bank or nominee to ensure that their shares are voted.

In connection with the proposed transaction, VectoIQ filed the Proxy Statement with the SEC on May 8, 2020, and the Proxy Statement and proxy card were mailed shortly thereafter to VectoIQ stockholders of record as of the close of business on May 8, 2020.

All stockholders of record of VectoIQ common stock as of the close of business on May 8, 2020 are entitled to vote their shares either in person or by proxy at the stockholder meeting. If any VectoIQ stockholder has not received the Proxy Statement, such stockholder should confirm the proxy's status with their broker, or contact Morrow Sodali LLC ("Morrow"), VectoIQ's proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

The VectoIQ special meeting of stockholders is scheduled to take place on June 2, 2020 at 11:00 a.m. Eastern time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102.

Important Information and Where to Find It

In connection with the proposed business combination between Nikola and VectoIQ and related transactions (the “Proposed Transactions”), VectoIQ has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes the Proxy Statement distributed to holders of VectoIQ’s common stock in connection with VectoIQ’s solicitation of proxies for the vote by VectoIQ’s stockholders with respect to the Proposed Transactions and other matters as described in the Registration Statement, a prospectus relating to the offer of the securities to be issued to Nikola’s stockholders in connection with the Proposed Transactions, and an information statement to Nikola’s stockholders regarding the Proposed Transactions. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about VectoIQ, Nikola and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by VectoIQ through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: VectoIQ Acquisition Corp., 1354 Flagler Drive, Mamaroneck, NY 10543.

Participants in the Solicitation

VectoIQ and Nikola and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of VectoIQ and Nikola is set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

About VectoIQ

VectoIQ was formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization or other similar business combination with one or more businesses. VectoIQ is sponsored by VectoIQ Holdings, LLC (including P. Schoenfeld Asset Management LP) and Cowen.